UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2016 (December 16, 2016)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2016, Harman International Industries, Incorporated (the “Company”) entered into letter agreements with each of Sandra E. Rowland, the Company’s Executive Vice President and Chief Financial Officer, and Phillip Eyler, the Company’s Executive Vice President and President, Connected Car Division, that provide for (1) the accelerated vesting of time-based restricted stock unit awards and, in the case of Ms. Rowland, a portion of the performance-based restricted stock unit awards, held by the executive officer; and (2) in the case of Ms. Rowland, the accelerated payment of a prorated annual bonus for fiscal year 2017, in each case, on or prior to December 30, 2016 and subject to the obligations described below.

These actions are intended, by accelerating tax realization events into the 2016 calendar year, to (a) reduce or eliminate excise tax equalization payments that would become payable to Ms. Rowland and Mr. Eyler in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of November 14, 2016 (the “Merger Agreement”), by and among Samsung Electronics Co., Ltd., Samsung Electronics America, Inc., Silk Delaware, Inc., and the Company; and (b) preserve certain tax deductions that would otherwise be lost to the Company. It is expected that all amounts accelerated would have become due and payable upon the expected mid-2017 consummation of the transactions contemplated by the Merger Agreement. The letter agreements provide that, if the transactions are not so consummated, or if the applicable executive officer is terminated with cause or voluntarily terminates employment prior to consummation of the transactions, the executive officer will generally be required to pay to the Company the value of the after-tax proceeds that would not have ultimately been paid absent the accelerations described above.

The foregoing description of the letter agreements with Ms. Rowland and Mr. Eyler does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

On December 19, 2016, the Company received notice from the U.S. Federal Trade Commission that it had granted early termination, effective immediately, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) for the pending acquisition of the Company by Samsung Electronics Co., Ltd. pursuant to the Merger Agreement (the “Merger”).

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger, which remains subject to other customary closing conditions, including the adoption of the Merger Agreement by requisite vote of the Company’s stockholders and other regulatory approvals.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on December 12, 2016. The Company intends to file additional relevant materials with the SEC, including a definitive proxy statement and will mail or otherwise provide a copy of the definitive proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these materials, including any proxy statement, and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com. In addition, any documents filed by the Company with the SEC (when available), including any proxy statement, may be obtained from the Company free of charge by writing to Harman International Industries, Incorporated, Attention: Corporate Secretary, 400 Atlantic Street, Suite 1500, Stamford, Connecticut 06901, or by calling (203) 328-3500.

Participants in the Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the SEC on August 11, 2016, and its definitive proxy statement for the 2016 annual meeting of stockholders, filed with the SEC on October 25, 2016. Additional information regarding the interests of such individuals in the proposed transaction was included in the preliminary proxy statement relating to the proposed transaction filed with the SEC on December 12, 2016. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investors” section of www.harman.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may be subject to certain risks during the pendency of the transaction, and may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of the Company’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to

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do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, which risk factors are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko
Executive Vice President and General Counsel

Date: December 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated as of December 16, 2016, by and between Harman International Industries, Incorporated and Sandra E. Rowland.

10.2	Letter Agreement, dated as of December 16, 2016, by and between Harman International Industries, Incorporated and Phillip Eyler.